Accumulated Other Comprehensive Income (Loss) (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Accumulated Other Comprehensive Income (Loss) [Line Items]
Unrecognized pension and other post-retirement benefit costs, net of tax	$ (364)	$ (617)
Cumulative translation adjustments	(3,391)	(33,407)
Market value of derivative financial instruments, net of tax	(8,571)	(4,941)
Accumulated other comprehensive income (loss)	$ (11,598)	$ (37,731)